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                                                                    EXHIBIT 10.3

                               FIRST AMENDMENT TO
                  AMENDED AND RESTATED PARTICIPATION AGREEMENT

         THIS FIRST AMENDMENT TO AMENDED AND RESTATED PARTICIPATION AGREEMENT ("Amendment") by and between SUN COMMUNITIES OPERATING LIMITED PARTNERSHIP ("Lender"), and WOODWARD HOLDING, LLC ("Participant") is entered into as of June 18, 2002.

                                    RECITALS

         A. Lender and Participant have entered into that Amended and Restated Participation Agreement effective as of March 22, 2002 (the "Original Agreement"). All capitalized terms not defined in this Amendment shall have the meanings given to them in the Original Agreement.

         B. Pursuant to the Second Amendment to Amended and Restated Subordinated Loan Agreement dated June 18, 2002, and the Fourth Amended Promissory Note dated as of June 18, 2002, the amount of the Line of Credit has been increased to $23,125,000.

         C. Origen Inc. was merged with and into Origen LLC effective April 25, 2002 and Origen LLC is therefore the successor to Origen Inc.'s obligations under the Loan Agreement and the Line of Credit Note.

         D. Lender and Participant desire to amend the Original Agreement in accordance with the terms and conditions of this Amendment.

         NOW, THEREFORE, in consideration of the premises and the mutual undertakings herein contained, Lender and Participant hereby agree as follows:

         1.       Amended Definitions.

                  (a) The definition of "Loan Agreement" is hereby amended to mean the Amended and Restated Subordinated Loan Agreement dated February 1, 2002, as amended by the First Amendment to Amended and Restated Subordinated Loan Agreement effective as of March 22, 2002 and the Second Amendment to Amended and Restated Subordinated Loan Agreement dated June 18, 2002, each among Lender and the Borrowers.

                  (b) The definition of "Line of Credit Note" is hereby amended to mean the Fourth Amended Promissory Note dated June 18, 2002 in the original principal amount of $23,125,000 executed by Borrower in favor of Lender.

                  (c) The definition of "Line of Credit" is hereby amended to mean the line of credit facility in the amount of $23,125,000 provided to Borrower by Lender pursuant to the Loan Agreement and the Line of Credit Note.

                  (d) All references to "Borrowers" are hereby amended to be "Borrower" and the definition of "Borrower" is hereby amended to mean Origen Financial L.L.C.


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         2. Shared Committed Amount. The Shared Committed Amount is hereby amended to be $23,125,000. Lender and Participant acknowledge that (a) each of them continues to own an undivided 50% interest in the Shared Committed Amount,
(b) Lender has committed to lend a total of $12,500,000 under the Line of Credit and owns an undivided 54.05% interest in the entire Line of Credit, and (c) Participant has committed to lend a total of $10,625,000 under the Line of Credit and owns an undivided 45.95% interest in the entire Line of Credit.

         3. Origination Fees. Lender shall credit to Participant's account $4,687.50, or 50% of the origination fees received by Lender from Borrower in connection with the increase in the amount of the Line of Credit to $23,125,000.

         4. Miscellaneous. Unless otherwise modified by this Amendment, all provisions of the Original Agreement shall remain unchanged and in full force and effect in accordance with its terms. The Original Agreement, as amended by this Amendment, sets forth the entire agreement and understanding of the parties to it, and supersedes all prior agreements, arrangements and communications, whether oral or written, with respect to its subject matter. This Amendment may be executed in counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same agreement. Copies (photostatic, facsimile or otherwise) of signatures to this Amendment shall be deemed to be originals and may be relied on to the same extent as the originals.

         IN WITNESS WHEREOF, the parties have executed this First Amendment to Amended and Restated Participation Agreement as of June 18, 2002.

                                    "LENDER"

                                    SUN COMMUNITIES OPERATING LIMITED
                                    PARTNERSHIP, a Michigan limited partnership

                                    By:      Sun Communities, Inc., a Maryland
                                             corporation
                                    Its:     General Partner

                                                 /s/ Gary A. Shiffman
                                             -----------------------------------
                                             By:      Gary A. Shiffman
                                             Its:     President


                                  "PARTICIPANT"

                                    WOODWARD HOLDING, LLC, a Michigan
                                    limited liability company

                                                 /s/ Paul A. Halpern
                                             -----------------------------------
                                             By: Paul A. Halpern
                                             Its: Manager



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